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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A

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                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 1, 2005


                          LEXICON GENETICS INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            DELAWARE                      000-30111                76-0474169
(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NUMBER)      (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                              IDENTIFICATION NUMBER)

                          8800 TECHNOLOGY FOREST PLACE
                           THE WOODLANDS, TEXAS 77381
                         (ADDRESS OF PRINCIPAL EXECUTIVE
                              OFFICES AND ZIP CODE)


                                 (281) 863-3000
                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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         This Current Report on Form 8-K/A amends and restates Item 2.02 of the Current Report on Form 8-K filed by Lexicon Genetics Incorporated with the Securities and Exchange Commission on November 1, 2005, for the purpose of correcting the inadvertent failure to include the table of Selected Financial Data at the end of Exhibit 99.1.

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On November 1, 2005, we issued a press release to report our financial results for the quarter ended September 30, 2005. A copy of the press release is attached to this current report on Form 8-K as Exhibit 99.1.

         The information in this Form 8-K and the Exhibit attached to this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits


  EXHIBIT NO.                            DESCRIPTION
  -----------                            -----------
      99.1      --   Press Release of Lexicon Genetics Incorporated dated
                     November 1, 2005

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             LEXICON GENETICS INCORPORATED

Date:  November 1, 2005                      By: /s/ JEFFREY L. WADE
                                                 -------------------------------
                                                 Jeffrey L. Wade
                                                 Executive Vice President and
                                                 General Counsel

                                INDEX TO EXHIBITS


  EXHIBIT NO.                            DESCRIPTION
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    99.1        --   Press Release of Lexicon Genetics Incorporated dated
                     November 1, 2005